Related-party transactions	12 Months Ended
Dec. 31, 2022
Related party transactions [abstract]
Related-party transactions
33     Related-party transactions
Information about material related-party transactions of the Rio Tinto Group is set out below.
Subsidiary companies and joint operations
Details of investments in principal subsidiary companies are disclosed in note 30. Information relating to joint operations can be found in note 31.
Equity accounted units
Transactions and balances with equity accounted units are summarised below. Purchases, trade and other receivables, and trade and other payables, relate largely to amounts charged by equity accounted units for toll processing of alumina and purchasing of bauxite and aluminium. Sales relate largely to sales of alumina to equity accounted units for smelting into aluminium.

	2022 US$m	2021 US$m	2020 US$m
Income statement items
Purchases from equity accounted units	(1,429)	(1,167)	(960)
Sales to equity accounted units	563	432	271

Cash flow statement items
Dividends from equity accounted units	879	1,431	594
Net (funding of)/receipts from equity accounted units	(75)	6	(43)

Balance sheet items
Investments in equity accounted units(a)	3,298	3,504	3,764
Loans to equity accounted units	—	—	41
Trade and other receivables: amounts due from equity accounted units(b)	297	251	251
Trade and other payables: amounts due to equity accounted units	(294)	(253)	(241)
(a)Investments in equity accounted units include quasi-equity loans. Further information about investments in equity accounted units is set out in note 32.
(b)This includes prepayments of tolling charges.
Pension funds
Information relating to pension fund arrangements is set out in note 28.
Directors and key management
Details of directors’ and key management’s remuneration are set out in note 29.